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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 11, 2005

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

             Canada                    001-32312               98-0442987
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

   3399 Peachtree Road NE, Suite 1500, Atlanta, GA               30326
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       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.04   TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
            PLANS.

On November 7, 2005, Novelis Inc. (the "Company") announced its intention to delay the release of third quarter 2005 results and restate its previously issued financial statements for the first and second quarters of 2005. As a result, the registration statement on Form S-8 that registered shares of the Company's common stock that are acquired pursuant to the employee benefit plans set forth below will not be available for use until all necessary restatements and all past-due periodic reports required to be filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are filed with the Securities and Exchange Commission (the "Commission").

Consequently, the Company must suspend purchases of its common stock (the "Blackout") by participants in the Alcancorp Employees' Savings Plan and the Alcancorp Hourly Employees' Savings Plan (the "Existing Plans"). The
Blackout is in addition to the restrictions to which participants in the Existing Plans will be subject in connection with the Company's adoption of new employee benefit plans (the "New Plans," and together with the Existing Plans, the "Plans") and transition of participants from the Existing Plans to the New Plans, as described in the Company's Current Report on Form 8-K filed with the Commission on November 3, 2005. The New Plans will be subject to the Blackout if the New Plans are adopted and the transition of participants from the Existing Plans to the New Plans occurs prior to the end of the Blackout Period (as defined below).

The Blackout only prevents participants from making additional investments in the Company's common stock through the Plans. Participants will still be able to direct their existing account balances out of the Company's common stock fund into the other investment options offered under the Plans.

The Blackout will begin on November 11, 2005 and is anticipated to end at 4:00 p.m. Eastern time on the day on which all necessary restatements and all past-due periodic reports required to be filed under the Exchange Act are filed with the Commission (the "Blackout Period"). During the Blackout Period and for a period of two years after the Blackout Period has ended, security holders of the Company or other interested persons may obtain, without charge, the actual ending date of the Blackout Period upon written request to 3399 Peachtree Road NE, Suite 1500, Atlanta, Georgia 30326, Attention: Director of Compensation and Benefits.

On November 11, 2005, the registrant sent a Memorandum regarding Notice of Blackout Period to its directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission's Regulation BTR. In accordance with the unforeseeable circumstance exemption under Section 306(a), the Company determined that it was unable to give advance notice of the Blackout Period to the directors and executive officers. A copy of the Memorandum is attached as
Exhibit 99.1 and is incorporated by reference herein.

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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  EXHIBITS

99.1    Memorandum regarding Notice of Blackout Period dated November 11, 2005

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      NOVELIS INC.

Date: November 15, 2005                               By:  /s/ David Kennedy
                                                           ---------------------
                                                           David Kennedy
                                                           Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number    Description
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99.1      Memorandum regarding Notice of Blackout Period dated November 11, 2005